UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

ENERGY CONVERSION DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8403	38-1749884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Lapeer Road, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 475-0100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the previously announced cancellation of Energy Conversion Devices, Inc.’s (“ECD”) auction of the going-concern sale of United Solar Ovonic LLC (“USO”), the discontinuance of the court-approved sale process because of the failure to receive an acceptable qualified bid by the bid deadline and the reduction of its workforce, ECD terminated the employment of Jay B. Knoll, its Executive Vice President and Chief Restructuring Officer, effective as of June 1, 2012 and William C. Andrews, its Executive Vice President and Chief Financial Officer, effective as of July 6, 2012. Messrs. Knoll and Andrews are entitled to certain severance benefits, as generally described under “Post-Employment Benefits” in the Company’s annual report on Form 10-K/A filed with the SEC on October 28, 2011.

Item 7.01	Regulation FD

As previously reported, on February 14, 2012 (the “Petition Date”), ECD and its wholly owned operating subsidiary USO (ECD and USO together, the “Debtors”) voluntarily filed petitions for relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”).

On May 21, 2012 and June 21, 2012, pursuant to Federal Rules of Bankruptcy Procedure 2015, the Debtors filed monthly operating reports for the periods April 1, 2012 – April 30, 2012 and May 1, 2012 - May 31, 2012, respectively, with the Bankruptcy Court. Copies of the reports are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4. This current report (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Energy Conversion Devices, Inc. and United Solar Ovonic LLC Monthly Operating Reports for the period April 1, 2012 – April 30, 2012

99.2	United Solar Ovonic LLC Monthly Operating Reports for the period April 1, 2012 – April 30, 2012

99.3	Energy Conversion Devices, Inc. and United Solar Ovonic LLC Monthly Operating Reports for the period May 1, 2012 – May 31, 2012

99.4	United Solar Ovonic LLC Monthly Operating Reports for the period May 1, 2012 – May 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:	/s/ Gregory Coppola
Name:	Gregory Coppola
Title:	Senior Vice President Finance & Treasurer and Secretary

Date: July 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Energy Conversion Devices, Inc. and United Solar Ovonic LLC Monthly Operating Reports for the period April 1, 2012 – April 31, 2012

99.2	United Solar Ovonic LLC Monthly Operating Reports for the period April 1, 2012 - April 30, 2012

99.3	Energy Conversion Devices, Inc. and United Solar Ovonic LLC Monthly Operating Reports for the period May 1, 2012 – May 31, 2012

99.4	United Solar Ovonic LLC Monthly Operating Reports for the period May 1, 2012 – May 31, 2012